UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2010

ARCH CHEMICALS, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-14601	06-1526315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Merritt 7, Norwalk, CT	06851
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 229-2900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 31, 2010, Arch Chemicals, Inc. (the “Company”) and certain of its subsidiaries completed the previously announced sale (the “Transaction”) of the Industrial Wood Coatings business (the “Business”) to The Sherwin-Williams Company and certain of its subsidiaries pursuant to an Agreement, dated February 17, 2010 filed as Exhibit 2 to the Company’s Form 8-K filed with the Securities and Exchange Commission on February 23, 2010. The aggregate cash purchase price was approximately EUR 39.9 million. This purchase price is subject to a post-closing adjustment based upon final working capital as provided in the Agreement. The Business’ operations located in Italy, France, United Kingdom, Spain, North America and Singapore were all included in the sale.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the closing is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(b) Pro forma financial information.

The Company is filing as Exhibit 99.2 hereto the following unaudited pro forma condensed consolidated financial information, which is based on the historical financial statements of the Company and its majority and wholly-owned subsidiaries, adjusted to give effect to the Transaction:

(1)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2009;

(2)	Unaudited Pro Forma Condensed Consolidated Statements of Income for the years ended December 31, 2009, 2008 and 2007; and

(3)	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2009 gives effect to the Transaction as if it had been completed as of December 31, 2009. The Unaudited Pro Forma Condensed Consolidated Statements of Income for the years ended December 31, 2009, 2008 and 2007 give effect to the Transaction as if it had been completed as of January 1, 2009, 2008 and 2007, respectively.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of the Company dated March 31, 2010

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Arch Chemicals, Inc. as of December 31, 2009 and for the years ended December 31, 2009, 2008 and 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH CHEMICALS, INC. (Registrant)

By:	/S/ STEVEN C. GIULIANO
Steven C. Giuliano
Senior Vice President and Chief Financial Officer

Date: April 6, 2010

Exhibit Index

Exhibit No.	Description

99.1	Press Release of the Registrant dated March 31, 2010.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Arch Chemicals, Inc. as of December 31, 2009 and for the years ended December 31, 2009, 2008 and 2007.

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